UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) — March 22, 2006
ProLogis
(Exact name of registrant as specified in its charter)

74-2604728
Maryland	1-12846	(I.R.S. Employer Identification No.)
(State or other jurisdiction of	(Commission File Number)
Incorporation)
4545 Airport Way
Denver, Colorado 80239
(Address of principal executive offices)
Registrant’s telephone number, including area code: (303) 567-5000
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Contract
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Underwriting Agreement
Opinion and Consent of Mayer, Brown, Rowe & Maw LLP

Item 1.01	Entry into a Material Contract
     On March 22, 2006, ProLogis completed an offering of $850 million aggregate principal amount of senior notes described below. In connection with the offering, ProLogis entered into an Underwriting Agreement with Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters listed therein (collectively, the “Underwriters”), pursuant to which ProLogis agreed to sell and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $850 million in senior notes consisting of:
(a) $450 Million aggregate principal amount of senior notes due 2012 with a coupon of 5.50%, priced at 99.449% to yield 5.609%; and
(b) $400 Million aggregate principal amount of senior notes due 2016 with a coupon of 5.75%, priced at 99.227% to yield 5.853%.
The offering of the senior notes is expected to close on March 27, 2006.
     The senior notes were issued under the Indenture dated as of March 1, 1995, between ProLogis and U.S. Bank National Association (as successor in interest to State Street Bank and Trust Company), as trustee. The Indenture has been supplemented by a First Supplemental Indenture, dated February 9, 2005, a Second Supplemental Indenture, dated November 2, 2005, and a Third Supplemental Indenture, dated November 2, 2005, all of which are incorporated by reference into Registration Statement No. 333-132616, and an officer’s certificate establishing the terms and providing for the issuance of the senior notes,
     Each series of the senior notes is subject to the Registration Statement that ProLogis filed with the SEC relating to the public offering from time to time of securities of ProLogis pursuant to Rule 415 of the Securities Act of 1933, as amended. In connection with ProLogis filing with the SEC a definitive prospectus supplement, dated March 23, 2006, and prospectus, dated March 22, 2006, relating to the public offering of the senior notes, ProLogis is filing certain exhibits as part of this Current Report on Form 8-K. See “Item 9.01 — Financial Statements and Exhibits.”

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See Item 1.01.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are being filed herewith:
(1.1)	Underwriting Agreement, dated March 22, 2006, among ProLogis, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

(5.1)	Opinion of Mayer, Brown, Rowe & Maw LLP

(23)	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLOGIS

	By:	/s/ Edward S. Nekritz
Name: Edward S. Nekritz
Title: Managing Director, General Counsel and Secretary

DATE: March 24, 2006

Exhibit Index
(1.1)	Underwriting Agreement, dated March 22, 2006, among ProLogis, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as representatives of the several underwriters named therein.

(5.1)	Opinion of Mayer, Brown, Rowe & Maw LLP

(23)	Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).

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